UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________

SCHEDULE 14C

INFORMATION STATEMENT

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934
Check the appropriate box:

[X]Preliminary Information Statement
[    ]Confidential, For Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[    ]Definitive Information Statement

Exclusive Apparel, Inc.
(Name of Registrant As Specified in Charter)

Nevada
(State or other Jurisdiction of Incorporation or Organization)

000-53675	11759 Crystal Avenue Chino, CA 91710	20-5567127
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No)

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[X]No Fee Required.

[   ]Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)Title of each class of securities to which transaction applies:

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(3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:

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[   ]Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

EXCLUSIVE APPAREL, INC.
11759 CRYSTAL AVENUE
CHINO, CA 91710

Notice of Action by Written Consent
of a
Majority of the Outstanding Common Shares
taken as of July 18, 2011

TO THE STOCKHOLDERS OF EXCLUSIVE APPAREL, INC.

Exclusive Apparel, Inc. (“we” “us” “our” or “Company”) hereby gives notice to its stockholders that the holders of a majority of the Company’s outstanding shares of common stock (“Common Stock”), have taken action by written consent to:

1.           Approve the amendment to the Company’s Articles of Incorporation to change the name of the Company from Exclusive Apparel, Inc. to Helmer Directional Drilling Corp.

2.           Approve the amendment to the Company’s Articles of Incorporation to increase the common shares to  300,000,000 and increase the preferred shares to 25,000,000.

The stockholders have approved the corporate actions in lieu of a special meeting pursuant to Section 78.320 of the Nevada Revised Statues “NRS”, which permits any action that may be taken at a meeting of the stockholders to be taken by the written consent to the action by the holders of the number of shares of voting stock required to approve the action at a meeting.  All necessary corporate approvals in connection with the matters referred to in this information statement have been obtained.  This information statement is being furnished to all of our stockholders pursuant to Section 14(c) of the Securities and Exchange Act of 1934 (“Exchange Act”), and the rules thereunder, solely for the purpose of informing stockholders of these corporate actions before they take effect.  In accordance with Rule 14c-2 under the Exchange Act, the stockholder consent will take effect 21 calendar days following the mailing of this information statement.

The details of the foregoing actions and other important information are set forth in the accompanying Information Statement.

This action has been approved by our Board of Directors and the holders of more than a majority of the Company’s common shares outstanding.  Only stockholders of record at the close of business on July 18, 2011 are being given Notice of the Action by Written Consent.  The Company is not soliciting proxies.

By Order of the Board of Directors of
EXCLUSIVE APPAREL, INC.

/s/ Georgette Mathers
Chief Executive Officer

Chino, CA
July 22, 2011

WE ARE NOT ASKING YOU FOR A PROXY

AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

EXCLUSIVE APPAREL, INC.
11759 CRYSTAL AVENUE
CHINO, CA 91710

INFORMATION STATEMENT

1.           GENERAL INFORMATION

ACTION BY THE HOLDERS OF A MAJORITY OF SHARES

We are furnishing this Information Statement to all holders of our Common Stock, to provide you with information regarding, and a description of an action which was taken by written consent in lieu of a special meeting of stockholders by the holders of a majority of our common stock on July 18, 2011, subject to the expiration of 20 days following the mailing of this Information Statement to our stockholders as required under Rule 14c-2 under the Exchange Act.  Effective July 18, 2011, the holder of 22,000,000 shares, or approximately 59% of the Company’s then outstanding voting securities, executed a written consent in accordance with Section 78.320 of the NRS, approving the amendment to the Articles of Incorporation to change the Company’s name to Helmer Directional Drilling Corp. and increase the common shares to 300,000,000 and increase the preferred shares to 25,000,000.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This not a notice of a special meeting of stockholders and no stockholders meeting will be held to consider any matter described in this Information Statement.

Stockholder owning of record more than 59% of our outstanding voting securities has irrevocably consented to the amendment of Articles of Incorporation to change the Company’s name to Helmer Directional Drilling Corp. and increase the authorized common and preferred shares.  The vote or consent of no other holders of our capital stock is required to approve this action.  Accordingly, no additional votes will be needed to approve this action.

This Information Statement is being mailed on or about August 8, 2011 to stockholders of record on July 18, 2011 (the “Record Date”).  This Information Statement is being delivered only to inform you of the corporate action described herein in accordance with Rule 14c-2 under the Exchange Act.

DISSENTER’S RIGHT OF APPRAISAL

Under Nevada law and our articles of incorporation and bylaws, no stockholder has any right to dissent to the adoption of stock option plan, or the proposed name change, and is not entitled to appraisal of or payment for their shares of our stock.

CORPORATE ACTIONS

AMENDMENT TO ARTICLES OF INCORPORATION
TO CHANGE NAME TO HELMER DIRECTIONAL DRILLING CORP.
(ITEM 1)

On July 18, 2011, the action to amend the Company’s Articles of Incorporation to change the Company’s name from Exclusive Apparel, Inc. to Helmer Directional Drilling Corp., (the “Amendment”) was approved by written consent of the holder representing approximately 59% of the outstanding voting securities of the Company.

On July 18, 2011, the Board of Directors of the Company approved the Amendment.  The Amendment to be filed with the Nevada Secretary of State is attached to this Information Statement as Exhibit A.

The approval of the Amendment requires the affirmative vote of a majority of the shares of voting securities outstanding and entitled to vote.  On July 18, 2011, the action to approve the Amendment was approved by written consent of the holder representing approximately 59% of the outstanding voting securities of the Company.  As such, no vote or future action of the stockholders of the Company is required to approve the Amendment.  You are hereby being provided with notice of the approval of the Amendment.

AMENDMENT TO ARTICLES OF INCORPORATION
TO INCREASE THE AUTHORIZED COMMON SHARES TO 300,000,000 AND
INCREASE AUTHORIZED PREFERRED SHARES TO 25,000,000
ITEM 2

On July 18, 2011, the action to amend the Company’s Articles of Incorporation to increase the authorized common shares to 300,000,000 and increase the authorized preferred shares to 25,000,000 was approved by written consent of the holder representing approximately 59% of the outstanding voting securities of the Company.

On July 18, 2011, the Board of Directors of the Company approved the Amendment.  The Amendment to be filed with the Nevada Secretary of State is attached to this Information Statement as Exhibit A.

PURPOSE OF INCREASE OF AUTHORIZED SHARES

The Board of Directors approved the Amendment to further the Company’s best interest to have additional authorized but unissued shares of common and preferred shares available in order to provide (a) flexibility for future corporate action; (b) raise additional capital by issuing additional shares of Common Stock or granting warrants for the future purchase of Common Stock; (c) the need to grant additional options to purchase Common Stock to attract qualified employees and consultants; and (d) the need to issue additional shares of common stock or securities convertible into Common Stock in connection with strategic corporate transactions, acquisitions, and other business arrangements and corporate purposes, is desirable to avoid repeated separate amendments to our Articles of Incorporation and the delay and expense incurred in amending the Articles of Incorporation.  The Company intends to assess its need to issue securities for the corporate purposes described above and we believe that we need to be in a position to take advantage of opportunities when they arise or when we have a need.  The Board of Directors believes that the currently available unissued shares do not provide sufficient flexibility for corporate action in the future.

Currently, there is no plan to issue any securities for the corporate purposes described above.  In the event any securities are issued in the future, shareholders will suffer dilution to their ownership of the Company at the time of the issuance of the securities. No additional corporate action is needed to issue any additional securities.  The Company may even issue securities as a defensive mechanism in order to attempt to stop a hostile take over by another company; there is no plan to do this at this time.

EFFECTIVE DATE OF AMENDMENT

The Amendment to our Articles of Incorporation will become effective upon the filing with the Nevada Secretary of State of a Certificate of Amendment to our Articles of Incorporation.  We intend to file the Certificate of Amendment twenty-one days after this Information Statement is first mailed to shareholders.

EFFECT ON CERTIFICATES EVIDENCING SHARES OF EXCLUSIVE APPAREL, INC.

The change in the name of Exclusive Apparel, Inc. to Helmer Directional Drilling Corp. will be reflected in its stock records by book-entry in Exclusive Apparel, Inc.’s books.  For those shareholders that hold physical certificates, please do not destroy or send to Exclusive Apparel, Inc. your common stock certificates.  Those certificates will remain valid for the number of shares shown thereon, and should be carefully preserved by you.

There will be no other effect on your rights or interest in shares of the Company that you hold.  There are no material US Federal Income Tax consequence to either the Company or its shareholders from the Amendment.

VOTING SECURITIES

The Company’s authorized capital consisted of 70,000,000 shares of Common Stock, $0.001 par value, and 5,000,000 shares of Preferred Stock, $0.001 par value.  There are currently 37,000,000 common shares outstanding.  No preferred shares are outstanding.

The holders of Common Stock are entitled to one vote for each share held of record on all matters submitted to a vote of the holders of Common Stock.  Subject to preferences applicable to any outstanding preferred stock, if any, holders of Common Stock are entitled to receive ratably such dividends as may be declared by the Board of Directors out of funds legally available therefore. In the event of a liquidation, dissolution or winding up of Exclusive Apparel, Inc., the holders of Common Stock are entitled to share ratably all assets remaining after payment of liabilities and the liquidation preference of any preferred stock, if any. Holders of Common Stock have no preemptive or subscription rights, and there are no redemption or conversion rights with respect to such shares.

In the event of any liquidation, dissolution or winding up of Exclusive Apparel, Inc., the assets of Exclusive Apparel, Inc. available for distribution to shareholders will be distributed among the holders of preferred stock, if any, and the holders of any other class of equity securities of Exclusive Apparel, Inc., including its common stock, pro rata, on an as-converted-to-common-stock basis, after the payment to the holders of Exclusive Apparel, Inc. Common Stock of a di minimus par value amount.

DIRECTORS AND EXECUTIVE OFFICERS

The following lists the name, age and business experience of each of the Exclusive Apparel, Inc. directors and executive officers.

Name	Age	Position
Georgette Mathers	57	Chief Executive Officer, Chief Financial Officer Secretary and Director

Georgette Mathers, 57 years of age, Chief Executive Officer, Chief Financial Officer, Secretary and Director.

Ms. Mathers is a corporate paralegal and has worked in the legal profession for over 20 years

Director Compensation.  Directors are reimbursed for expenses incurred by attending Board of Directors’ meetings.  They are not currently paid any other compensation for their services on the Board.  The Company has entered into indemnification agreement with the director.

DISCLOSURES

The Company is not aware of any current substantial interest, direct or indirect, by security holdings or otherwise, of: i) any of the Company’s current or prior officers or directors, ii) any nominee for election as a director of the Company, or iii) any associate of the persons mentioned in subsections i) and ii) above.

The Company’s sole director has voted in favor of the actions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the Company’s common stock beneficially owned on July 18, 2011, for (i) each stockholder known to be the beneficial owner of 5% or more of Company’s outstanding common stock, (ii) each executive officer and director, and (iii) all executive officers and directors as a group.  In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days.

As of July 18, 2011, the Company has 37,000,000 shares of common stock outstanding.

Name of Beneficial Owner	Amount	Percent
Georgette Mathers	22,000,000	59.5%

All Executive Officers and Directors As a Group (1 persons)	22,000,000	59.5%

COPIES OF INFORMATION STATEMENT

Only one Information Statement is being delivered to multiple security holders sharing an address unless we have received contrary instructions from one or more of the security holders.  We hereby undertake promptly to deliver, upon written or oral request, a separate copy of this Information Statement to a security holder at a shared address to which a single copy of the Information Statement was delivered.  In order to request additional copies of this Information Statement or to request delivery of a single copy of this Information Statement if you are receiving multiple copies, please contact us by mail at 11759 Crystal Avenue, Chino, CA 91710.

ADDITIONAL INFORMATION

We file annual reports on Form 10-K, quarterly reports of Form 10-Q, current reports on Form 8-K or Form 8-K/A, proxy statements and other information with the SEC under the Exchange Act.  You may read and copy this information at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549.  Please call the SEC at (800) 732-0330 for further information on the operation of the SEC’s Public Reference Room.  The SEC also maintains an internet site that contains reports, proxy statements and other information about issuers, like us, who file electronically with the SEC.  The address of the SEC’s web site is www.sec.gov.

The following documents as filed with the Commission by the Company are incorporated herein by reference:

Annual Report on Form 10-KSB for the year ended December 31, 2007;
Quarterly Report on Form 10-QSB for the quarter ended March 31, 2008;
Quarterly Report on Form 10-QSB for the quarter ended June 30, 2008
Current Report on Form 8-K dated July 16, 2008
Quarterly Report on Form 10-QSB for the quarter ended September 30, 2008
Annual Report on Form 10-K for the year ended December 31, 2008
Quarterly Report on Form 10-Q for the quarter ended March 31, 2009
Current Report on Form 8-K dated June 17, 2009
Quarterly Report on Form 10-Q for the quarter ended June 30, 2009
Current Report on Form 8-K dated August 13, 2009
Current Report on Form 8-K dated September 23, 2009
Quarterly Report on Form 10-Q for the quarter ended September 30, 2009
Current Report on Form 8-K dated October 6, 2009
Annual Report on Form 10-K for the year ended December 31, 2009
Quarterly Report on Form 10-Q for the quarter ended March 31, 2010
Quarterly Report on Form 10-Q for the quarter ended June 30, 2010
Quarterly Report on Form 10-Q for the quarter ended September 30, 2010
Annual Report on Form 10-K for the year ended December 31, 2010
Quarterly Report on Form 10-Q for the quarter ended March 31, 2011

By Order of the Board of Directors,

/s/ Georgette Mathers

Georgette Mathers
Chief Executive Officer and Director
Dated: July 22, 2011

EXHIBIT A
Amended Articles of Incorporation

ROSS MILLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 8708
Website: secretaryofstate.biz

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporation
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1.	Name of Corporation

Exclusive Apparel, Inc.

2.	The articles have been amended as follows: (provide articles numbers, if available)

Article 1. The name of the corporation shall be Helmer Directional Drilling Corp.

Article 4. Authorized Shares
The aggregate number of shares which the Corporation shall have authority to issue shall consist of 300,000,000 shares of Common Stock having a $0.001 par value, and 25,000,000 shares of Preferred Stock having a $0.001 par value. The Common and/or Preferred Stock of the Corporation may be issued from time to time without prior approval of the shareholders. The Common and/or Preferred Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors.

3.
The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:       59.5%

4.	Effective date of filing (optional)

5.	Signature

A-1

Addendum
to the
Amended Articles of Incorporation

Article 4.  Authorized Shares

The Board of Directors may issue such shares of Common and/or Preferred Stock in one or more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions.  Simultaneously with the filing of this Certificate of Amendment with the Nevada Secretary of State in accordance with the NRS, each share of the Corporation’s Common Stock then outstanding shall be automatically split into 1.333333333 shares of Common Stock.

A-2